UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): March 8, 2006


                          GULF ISLAND FABRICATION, INC.
             (Exact name of registrant as specified in its charter)


         Louisiana                     0-22303                    72-1147390
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


                                583 Thompson Road
                             Houma, Louisiana 70363
               (Address of principal executive offices)(Zip Code)


                                 (985) 872-2100
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

     Effective March 8, 2006, the Board of Directors amended the Company's By-laws to (i) increase the size of the Board to nine directors effective at the time of the election of directors at the Company's 2006 Annual Meeting of Shareholders, and (ii) clarify that the terms of office of all directors assigned to a particular class shall expire at the same time, regardless of when the individual directors of the class were elected. A copy of the By-laws as amended and restated is attached as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

3.2. By-laws of the Company as Amended and Restated through March 8, 2006.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GULF ISLAND FABRICATION, INC.

                                                By: /s/ Joseph P. Gallagher, III
                                                    ----------------------------
                                                        Joseph P. Gallagher, III
                                                       Vice President - Finance,
                                                        Chief Financial Officer
                                                             and Treasurer
                                                    (Principal Financial Officer
                                                    and Duly Authorized Officer)

Dated: March 8, 2006